Independence Realty Trust Announces Second Quarter 2014 Financial Results

PHILADELPHIA, PA — August 1, 2014 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced second quarter 2014 financial results.

Highlights

•	Core funds from operations (“CFFO”) increased 160% to $3.4 million for the quarter ended June 30, 2014 from $1.3 million for the quarter ended June 30, 2013.

•	Operating income increased 47% to $1.8 million for the quarter ended June 30, 2014 from $1.2 million for the quarter ended June 30, 2013.

•	Total revenues grew 148% to $11.6 million for the quarter ended June 30, 2014 from $4.7 million for the quarter ended June 30, 2013.

•	On July 21, 2014, IRT completed its underwritten public offering selling 8,050,000 shares of IRT common stock for $9.50 per share raising gross proceeds of $76.5 million. RAIT Financial Trust (“RAIT”), IRT’s largest stockholder and the parent company of IRT’s external advisor, purchased 300,000 shares of common stock in the offering, at the public offering price, for which no underwriting discounts and commissions were paid to the underwriters. After giving effect to this offering, the percent of IRT’s outstanding common stock held by RAIT was reduced from 39.4% to 28.2%.

•	IRT acquired 2 properties totaling 372 units for $41.8 million during the quarter ended June 30, 2014.

Financial Results

IRT reported CFFO, a non-GAAP financial measure, for the three-month period ended June 30, 2014 of $3.4 million, or $0.19 per share — diluted based on 17.7 million weighted-average shares outstanding – diluted, as compared to CFFO for the three-month period ended June 30, 2013 of $1.3 million, or $0.23 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted. IRT reported a net loss allocable to common stock for the three-month period ended June 30, 2014 of $(0.1) million, or $(0.01) per share — diluted based on 17.7 million weighted-average shares outstanding – diluted, as compared to net income allocable to common stock for the three-month period ended June 30, 2013 of $0.05 million, or $0.01 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted.

IRT reported CFFO for the six-month period ended June 30, 2014 of $5.9 million, or $0.36 per share — diluted based on 16.5 million weighted-average shares outstanding – diluted, as compared to CFFO for the six-month period ended June 30, 2013 of $2.6 million, or $0.46 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted. IRT reported a net income allocable to common stock for the six-month period ended June 30, 2014 of $2.8 million, or $0.17 per share — diluted based on 16.5 million weighted-average shares outstanding – diluted, as compared to net income allocable to common stock for the six-month period ended June 30, 2013 of $0.05 million, or $0.01 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted.

A reconciliation of IRT’s reported net income (loss) to its funds from operations (“FFO”) and CFFO is included as Schedule I to this release. Schedule I also includes management’s rationale for the usefulness of each of these non-GAAP financial measures.

Distributions

On July 10, 2014, IRT’s Board of Directors declared monthly cash dividends for the third quarter of 2014 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the third quarter. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date

June 2014	$0.06	7/31/2014	8/15/2014
July 2014	$0.06	8/29/2014	9/16/2014
August 2014	$0.06	9/30/2014	10/15/2014

Key Statistics
(Unaudited and dollars in thousands, except per share and per unit information)

As of or For the Three-Month Periods Ended

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Financial Statistics:
Total revenue	$11,649	$8,135	$5,768	$4,787	$4,700
Earnings (loss) per share-diluted	$(0.01)	$0.19	$0.03	$0.03	$0.01
Funds from Operations (“FFO”) per share	$0.18	$0.33	$0.17	$0.17	$0.23
Core funds from operations (“CFFO”) per share	$0.19	$0.17	$0.20	$0.17	$0.23
Dividends declared per common share	$0.18	$0.18	$0.16	$0.16	$0.16
Total Shares Outstanding	17,751,540	17,742,540	9,652,540	9,643,540	5,643,540
Apartment Property Portfolio:
Reported investments in real estate at cost	$362,323	$320,437	$190,096	$166,665	$154,040
Net operating income	$6,064	$4,147	$3,159	$2,373	$2,459
Number of properties owned	19	17	10	9	8
Multifamily units owned	5,342	4,970	2,790	2,358	2,004
Portfolio weighted average occupancy	93.1%	93.9%	94.6%	94.4%	94.2%
Weighted average monthly effective rent per unit (1)	$764	$730	$765	$784	$784

(1)	Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Same Store weighted average effective rent per unit was $798, $795, $792, $784 and $784 for the periods presented above, respectively.

Properties

The following table presents an overview of our apartment portfolio as of June 30, 2014:

							Average Monthly
				Year			Effective
Property Name	Location	Acquisition		Built or		Physical	Rent per
		Date		Renovated(1)	Units(2)	Occupancy(3)	Occupied Unit(4)
Belle Creek	Henderson, Colorado	4/29/2011		2011	162(5)	97.5%	$989
Copper Mill	Austin, Texas	4/29/2011		2010	320	97.5%	786
Crestmont	Marietta, Georgia	4/29/2011		2010	228	99.1%	716
Cumberland Glen	Smyrna, Georgia	4/29/2011		2010	222	96.4%	704
Heritage Trace	Newport News, Virginia	4/29/2011		2010	200	90.5%	687
Tresa at Arrowhead	Phoenix, Arizona	4/29/2011		2006	360	95.0%	821
Centrepoint	Tucson, Arizona	12/16/2011		2006	320	95.9%	816
Runaway Bay	Indianapolis, Indiana	10/11/2012		2002	192	95.3%	909
Berkshire Square	Indianapolis, Indiana	9/19/2013		2012	354	92.1%	584
The Crossings	Jackson, Mississippi	11/22/2013		2006	432	92.4%	735
Reserve at Eagle Ridge	Waukegan, Illinois	1/31/2014		2008	370	94.6%	934
Windrush	Edmond, Oklahoma		2/28/2014	2011	160	85.6%	775
Heritage Park	Oklahoma City, Oklahoma		2/28/2014	2011	453	90.5%	619
Raindance	Oklahoma City, Oklahoma		2/28/2014	2011	504	90.5%	532
Augusta	Oklahoma City, Oklahoma		2/28/2014	2011	197	82.2%	724
Invitational	Oklahoma City, Oklahoma		2/28/2014	2011	344	93.0%	673
King’s Landing	Creve Coeur, Missouri		3/31/2014	2005	152	93.6%	1,460
Carrington Park	Little Rock, Arkansas		5/07/2014	1999	202	92.6%	1,066
Arbors at the Reservoir	Ridgeland, Mississippi		6/04/2014	2000	170	93.5%	— (6)

Total/Weighted Average					5,342	93.1%	$764

(1)	All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, Arbors at the Reservoir and King’s Landing, which is the year construction was completed.

(2)	Units represents the total number of apartment units available for rent at June 30, 2014.

(3)	Physical occupancy for each of our properties is calculated as (i) total units rented as of June 30, 2014 divided by (ii) total units available as of June 30, 2014, expressed as a percentage.

(4)	Average monthly effective rent per occupied unit represents the average monthly rent for all occupied units for the three-month period ended June 30, 2014.

(5)	Includes 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 86% occupied by four tenants with an average monthly base rent of $1,603, or $16 per square foot per year. These four tenants are principally engaged in the following businesses: grocery, retail and various retail services.

(6)	We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. As of June 2014, the average monthly effective rent per occupied unit was $1,064.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on

Friday, August 1, 2014 from the investor relations section of the IRT website at www.irtreit.com or by dialing 877.280.4956, access code 81504352. For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Friday, August 8, 2014, by dialing 888.286.8010, access code 49252720.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact
Andres Viroslav
215.243.9000
aviroslav@irtreit.com

Independence Realty Trust, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month		For the Six-Month
	Period Ended		Period Ended
	June 30			June 30
	2014	2013	2014	2013
Revenues:
Rental income	$10,613	$4,218	$17,966	$8,396
Tenant reimbursement income	436	220	802	443
Other income	600	262	1,016	549

Total revenue	11,649	4,700	19,784	9,388
Expenses:
Property operating expenses	5,585	2,241	9,573	4,406
General and administrative expenses	378	94	546	271
Asset management fees	501	79	647	161
Acquisition expenses	152	—	514	—
Depreciation and amortization	3,232	1,063	5,355	2,099

Total expenses	9,848	3,477	16,635	6,937

Operating income	1,801	1,223	3,149	2,451
Interest expense	(1,930)	(899)	(3,229)	(1,787)
Interest income	1	—	5	—
Gain (loss) on assets	—	—	2,882	—

Net income (loss):	(128)	324	2,807	664
(Income) loss allocated to preferred stock	—	(4)	—	(8)
(Income) loss allocated to non-controlling interests	—	(272)	—	(604)

Net income (loss) allocable to common stock	$(128)	$48	$2,807	$52

Earnings (loss) per share:
Basic	$(0.01)	$0.01	$0.17	$0.03

Diluted	$(0.01)	$0.01	$0.17	$0.03

Weighted-average shares:
Basic	17,707,287	3,556,349	16,459,623	1,959,998

Diluted	17,707,287	3,556,349	16,484,357	1,959,998

Dividends declared per common share	$0.18	$0.16	$0.36	$0.31

Independence Realty Trust, Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of	As of
	June 30,	December 31,
	2014	2013
Assets:
Investments in real estate:
Investments in real estate at cost	$362,323	$190,096
Accumulated depreciation	(18,804)	(15,775)

Investments in real estate, net	343,519	174,321
Cash and cash equivalents	8,054	3,334
Restricted cash	2,698	1,122
Accounts receivable and other assets	2,682	1,731
Intangible assets, net of accumulated amortization of $2,513 and $569, respectively	1,126	517
Deferred costs, net of accumulated amortization of $293 and $151, respectively	1,568	846

Total assets	$359,647	$181,871

Liabilities and Equity:
Indebtedness	$215,628	$103,303
Accounts payable and accrued expenses	5,725	2,374
Accrued interest payable	30	63
Dividends payable	1,076	515
Other liabilities	946	708

Total liabilities	223,405	106,963
Equity:
Stockholders’ equity:	—	—
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively
Common stock, $0.01 par value; 300,000,000 shares authorized, 17,751,540 and 9,652,540 shares issued and outstanding, including 40,000 unvested restricted common share awards as of June 30, 2014	177	96
Additional paid-in capital	140,973	78,112
Retained earnings (accumulated deficit)	(6,867)	(3,300)

Total shareholders’ equity	134,283	74,908
Non-controlling interests	1,959	—

Total Equity	136,242	74,908

Total liabilities and equity	$359,647	$181,871

Schedule I
Independence Realty Trust, Inc.
Reconciliation of Net income (loss) Allocable to Common Stock and
Funds From Operations (“FFO”) and
Core Funds From Operations (“CFFO”) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

	For the Three-Month Period Ended				For the Six-Month Period Ended
	June 30,				June 30,
	2014		2013		2014		2013
	Amount	Per Share (2)	Amount	Per Share (3)	Amount	Per Share (2)	Amount	Per Share (3)

Funds From Operations:
Net income (loss)	$(128)	$(0.01)	$324	$0.06	$2,807	$0.17	$664	$0.12
Adjustments:
Income allocated to preferred shares	—	—	(4)	0.00	—	—	(8)	0.00
Income allocated to preferred units	—	—	(88)	(0.02)	—	—	(175)	(0.03)
Real estate depreciation and amortization	3,232	0.19	1,063	0.19	5,355	0.32	2,099	0.37

Funds From Operations	$3,104	$0.18	$1,295	$0.23	$8,162	$0.49	$2,580	$0.46

Core Funds From Operations:
Funds From Operations	$3,104	$0.18	$1,295	$0.23	$8,162	$0.49	$2,580	$0.46
Adjustments:
Acquisition fees and expenses	152	0.01	—	—	514	0.03	—	—
Equity based compensation	112	0.00	—	—	142	0.01	—	—
(Gains) losses on assets	—	—	—	—	(2,882)	(0.17)	—	—

Core Funds From Operations	$3,368	$0.19	$1,295	$0.23	$5,936	$0.36	$2,580	$0.46

(1)	IRT believes that FFO and Core FFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

Core FFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining Core FFO.

IRT’s calculation of Core FFO differs from the methodology used for calculating Core FFO by certain other REITs and, accordingly, IRT’s Core FFO may not be comparable to Core FFO reported by other REITs. IRT’s management utilizes FFO and Core FFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and Core FFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor beginning with the second quarter of 2013.Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor Core FFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

(2)	Based on 17,707,287 and 16,484,357 weighted-average shares outstanding-diluted for the three and six-month periods ended June 30, 2014.

(3)	Based on 5,643,122 and 5,632,028 weighted-average shares outstanding-diluted for the three and six-month periods ended June 30, 2013.